  Inland Real Estate Corporation

Supplemental Financial Information

For the Three months Ended

March 31, 2010

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three months Ended March 31, 2010

TABLE OF CONTENTS

Page

Earnings Press Release	2 –9

Financial Highlights	10 – 11

Funds From Operations and Other Information	12 – 13

Debt Schedule	14 – 16

Significant Retail Tenants	17 – 18

Lease Expiration Analysis	19 – 21

Leasing Activity	22 – 27

Same Store Net Operating Income Analysis	28

Unconsolidated Joint Ventures	29 – 36

Property List	37 – 47

Certain statements in this supplemental financial information constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  Similarly, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy and portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions are forward-looking statements. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on February 26, 2010.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We intend that the forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Matthew Tramel, Media Relations Director
(630) 218-7364	(630) 218-8000 x4896
benchelt@inlandrealestate.com	tramel@inlandgroup.com

Inland Real Estate Corporation

Reports First Quarter 2010 Results

OAK BROOK, IL (May 4, 2010) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the quarter ended March 31, 2010.

Key Points

•

Funds from Operations (“FFO”) per common share was $0.13 for the quarter ended March 31, 2010, compared to $0.31 per share for the first quarter of 2009.

•

FFO per common share, adjusted for non-cash impairment charges, was $0.22 for the quarter ended March 31, 2010, in line with analyst consensus expectations.

•

Company achieved 116 percent increase in square feet leased over one year ago and 130 percent over fourth quarter 2009, with 88 leases signed for rental of 596,515 square feet of gross leasable area (GLA) in the total portfolio.

•

As of March 31, 2010 Company has re-leased more than 305,000 square feet, or approximately 74 percent, of vacancy created by certain big-box bankruptcies in 2008 and 2009, with an additional 17 percent of bankruptcy-related vacancy in negotiation.

•

Company has received commitments for more than the $300 million requested from its bank group to refinance the $140 million term loan maturing September 2010 and $155 million line of credit facility maturing April 2011.  Since year end 2009, Company has retired $64 million dollars of secured debt maturities, closed $20 million in new loans and received term sheets from several lenders that exceed amounts required to address remaining consolidated secured debt maturing in 2010.

Financial Results

For the quarter ended March 31, 2010, FFO, a widely-accepted supplemental non-GAAP measure of performance for real estate investment trusts (REITs), was $11.0 million, compared to $20.7 million for the quarter ended March 31, 2009.  On a per share basis, FFO was $0.13 (basic and diluted) for the quarter, compared to $0.31 for the first quarter of 2009.

For the quarter ended March 31, 2010, the Company recorded aggregate non-cash impairment charges of $8.0 million related to two development joint venture projects, North Aurora Town Centre Phase I and Tuscany Village, to reflect the investments at fair value.  By comparison, for the first quarter of 2009, the Company recorded total non-cash charges of $3.5 million to record the decline in value of certain investment securities and to adjust the book value of investment properties that were subsequently sold.  In the first quarter of 2009, the charges recorded were offset by a gain on extinguishment of debt of $3.6 million related to the repurchase of the Company’s convertible senior notes at a discount to face value.

FFO, adjusted for non cash impairment charges, net of taxes (if applicable) and gains on extinguishment of debt in each period, was $19.1 million for the quarter ended March 31, 2010, compared to $20.6 million for the quarter ended March 31, 2009.  On a per share basis, FFO adjusted for those items was $0.22 (basic and diluted) for the quarter, compared to $0.31 for the first quarter of 2009.  The decrease in FFO, adjusted per share was partially due to an increase in weighted average shares outstanding related to the May 2009 and ATM equity offerings.  The Company adjusts FFO for the impact of non-cash impairment charges net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

The decrease in FFO, adjusted, from the first quarter of 2009 was primarily due to lower revenues related to decreased occupancy (including tenant bankruptcy-related vacancy), early termination of certain leases, extended abatement periods on new leases, rent deferment and relief, decreased lease termination fees, and decreased fee income from unconsolidated joint ventures.  The decline in FFO, adjusted, for the quarter was partially offset by a decrease of $1.9 million in interest expense, a $1.0 million gain on sale of investment securities, and other income of $890,000 on assumption of property at Orland Park Outlots where the Company was granted possession of a vacant building upon default by the tenant with whom the Company had a ground lease.

Net loss available to common stockholders for the first quarter of 2010 was $2.7 million, compared to net income of $6.7 million for the quarter ended March 31, 2009.  On a per share basis, net loss available to common stockholders was $0.03 (basic and diluted) for the quarter, compared to net income of $0.10 for the same quarter in 2009.  The decrease in net income available to common stockholders from the prior year period was due to the same factors that impacted FFO, adjusted, as well as the aforementioned aggregate non-cash impairment charges of $8.0 million related to development joint venture projects.  In addition, the decrease was due to no gain on the sale of investment properties recorded during the first quarter of 2010 versus a gain of $2.3 million recognized in the first quarter of 2009.  The decline in net income was partially offset by a decrease of approximately $2.2 million in depreciation and amortization expense due to the write-off of tenant improvement assets in the prior year quarter, related to early lease terminations and increased vacancy.

Reconciliations of FFO and adjusted FFO to net income (loss) available to common stockholders, as well as FFO per share and FFO, adjusted per share to net income (loss) available to common stockholders per share, are provided at the end of this press release.

“We made solid progress this quarter on strategic portfolio re-tenanting,” said Mark Zalatoris, Inland Real Estate Corporation’s president and chief executive officer. “To date, we have re-tenanted 74 percent of vacancy created by certain retailer bankruptcies. This includes signing replacement leases with in-demand national retailers such as Nordstrom Rack, Old Navy and BuyBuy Baby. While challenges remain, the strong leasing achieved this quarter we believe signals improvements taking place within the retail sector and overall economy. We more than doubled the amount of square feet leased in the total portfolio over last quarter and the prior year quarter. Through such efforts we are working to restore portfolio occupancy, enhance asset value and grow income over time.”

Added Brett Brown, Inland Real Estate Corporation’s Chief Financial Officer, “Important progress was also made on strengthening the balance sheet within an improving credit market environment.  We are very pleased with the support shown by our lending group with regard to the oversubscribed commitments for refinancing our $140 million term loan and $155 million line of credit facilities.  In addition, we are confident we will refinance all remaining 2010 debt prior to its maturity."

Zalatoris concluded, “Within a recovering economy, the steps we are taking to strengthen our financial position and revitalize the portfolio are designed to protect and position the Company for the future.”

Portfolio Performance
The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three month periods during each year.  All 122 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  A reconciliation of same store net operating income to net income (loss) available to common stockholders is provided in the supplemental information.

For the quarter, same store net operating income (NOI), a supplemental non-GAAP measure used to measure the performance of the Company’s investment properties, was $25.2 million, a decrease of 13.7 percent compared to $29.2 million in the first quarter of 2009.  Same store NOI declined from the first quarter of 2009 primarily due to decreased income resulting from increased vacancy, early termination of certain leases, extended abatement periods on new leases, rent concessions granted to tenants, and decreased lease termination fees.  The year-over-year decrease in same store NOI also was due to expectations of rental and tenant recovery income at March 31, 2009 that subsequently were lowered to reflect the difficult market conditions impacting tenants.   To provide additional insight into recent same store trends, the Company reported that, excluding the impact of two early lease terminations negotiated by the Company to facilitate current asset enhancement initiatives, same store NOI declined 1.2 percent from the fourth quarter of 2009.  For fiscal year 2010, the Company continues to expect same store NOI to be within the range of flat to a decrease of three percent.

As of March 31, 2010, financial occupancy for the Company’s same store portfolio was 88.8 percent, compared to 90.3 percent as of December 31, 2009, and 92.4 percent as of March 31, 2009.  Same store financial occupancy rate typically trails leased occupancy and,  as of March 31, 2010, was impacted by the timing of lease signings in that several leases were signed at the end of the quarter on gross leasable area for which the tenants were not yet obligated to pay rent under the terms of lease agreements.

Leasing
For the quarter ended March 31, 2010, the Company executed 88 leases for the total portfolio aggregating 596,515 square feet of GLA.  This included 57 renewal leases comprising 262,549 square feet of GLA with an average rental rate of $13.70 per square foot and representing an increase of 1.3 percent over the average expiring rate.  Nineteen new leases and twelve non-comparable leases aggregating 333,966 square of GLA were signed during the quarter.  New leases had an average rental rate of $10.74 per square foot, representing a decrease of 10.1 percent from the average expiring rental rate; the non-comparable leases were signed with a rental rate of $7.84 per square foot.  Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Leased occupancy for the total portfolio was 92.2 percent as of March 31, 2010, compared to 92.1 percent as of December 31, 2009, and 93.6 percent as of March 31, 2009.  Financial occupancy for the total portfolio was 90.2 percent as of March 31, 2010, compared to 91.5 percent as of December 31, 2009, and 92.6 percent as of March 31, 2009.

EBITDA, Balance Sheet, Liquidity and Market Value
Earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for gains on extinguishment of debt and non-cash impairment charges, net of taxes (if applicable), was $29.9 million for the quarter, compared to $34.0 million for the first quarter of 2009.  A definition and reconciliation of EBITDA and adjusted EBITDA to income (loss) from continuing operations is provided at the end of this news release.

EBITDA coverage of interest expense, adjusted for gains on extinguishment of debt and non-cash impairment charges, net of taxes (if applicable), in each period, was 2.8 times for the quarter ended March 31, 2010, compared to 2.9 times for the prior quarter and 2.6 times for the first quarter of 2009.  The Company has provided EBITDA and related non-GAAP coverage ratios because the Company believes such disclosure provides a supplemental measure in evaluating our operating performance because it excludes expenses that we believe may not be indicative of our operating performance.

During the quarter the Company retired in advance of its June 2010 maturity date one consolidated mortgage note of $14.1 million.  Subsequent to the close of the quarter, the Company closed one secured financing of $20.5 million dollars on previously unencumbered properties.   Proceeds from that financing, as well as draws on the line of credit and cash on hand, were utilized to repay six consolidated mortgage loans totaling $50.1 million dollars that were scheduled to mature in the second quarter.   At March 31, 2010, the Company had $50.0 million outstanding on its unsecured line of credit facility.

As of March 31, 2010, the Company had an equity market capitalization of $781.9 million and $919.3 million of total debt outstanding (including the pro-rata share of debt in unconsolidated joint ventures) for a total market capitalization of approximately $1.7 billion and a debt-to-total market capitalization of 54.0 percent.  Including the convertible notes, 66.8 percent of consolidated debt bears interest at fixed rates.  As of March 31, 2010, the weighted average interest rate on this debt was 4.9 percent.

Joint Venture Activity

With regard to the Company’s joint venture with IREX, four properties leased 100 percent to Bank of America continued to be marketed to investors in two separate offerings.  As of March 31, 2010, approximately 73 percent of one Bank of America offering and 61 percent of the other had been sold to investors.  The Company expects sales of interests in these properties to continue to close during 2010.

The Company regularly reviews its investments in unconsolidated entities.  When circumstances indicate that there may have been a loss in value of an equity method investment, the Company evaluates the investment for impairment by estimating its ability to recover the investment from future expected cash flows.  If the loss in value is determined to be other than temporary, the Company recognizes an impairment charge to reflect the investment at fair value.  Accordingly, in the quarter the Company recorded a non-cash impairment charge of $2.5 million, an amount equal to its pro rata share of the total impairment charge of $5.6 million, on North Aurora Town Centre Phase I, its unconsolidated development joint venture project in North Aurora, IL, to reflect the investment at fair value.   The Company also recorded a non-cash impairment charge of $5.5 million, net of taxes, related to its development joint venture project, Tuscany Village, in Clermont, Florida, to reflect the investment at fair value.

Dividends

In February, March and April 2010, the Company paid monthly cash dividends to stockholders of $0.0475 per common share.  The Company also declared a cash distribution of $0.0475 per common share, payable on May 17, 2010 to common shareholders of record at the close of business on April 30, 2010.  At this time the Company expects to continue to pay monthly cash dividends at this rate during 2010.  The Company’s senior management team and Board of Directors will periodically review the current dividend policy as they evaluate liquidity needs and monitor the impact of market conditions on operating fundamentals.

Guidance:

The Company reiterated that it expects FFO, adjusted per common share (basic and diluted) for fiscal year 2010 to be in the range of $0.83 to $0.90.

Conference Call/Webcast
Management will host a conference call to discuss the Company’s financial and operational results on Tuesday, May 4, 2010 at 2:00 p.m. CT (3:00 p.m. ET).  Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-800-860-2442 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-858-4600 for other international callers.  The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay beginning at 4:00 p.m. CT (5:00 p.m. ET) on May 4, 2010, until 8:00 a.m. CT (9:00 a.m. ET) on May 18, 2010.  Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay passcode 439509#.  An online playback of the webcast will be archived for approximately one year in the investor relations section of the Company’s website.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that currently owns interests in 140 open-air neighborhood, community, power, and lifestyle shopping centers and single tenant properties located primarily in the Midwestern United States, with aggregate leasable space of more than 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the quarter ended March 31, 2010, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  Similarly, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy and portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions are forward-looking statements. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on February 26, 2010.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We intend that the forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
March 31, 2010 and December 31, 2009
(In thousands except per share data)

	March 31, 2010 (unaudited)	December 31, 2009
Assets:

Investment properties:
Land	$333,433	333,433
Construction in progress	318	322
Building and improvements	925,231	921,461

	1,258,982	1,255,216
Less accumulated depreciation	317,854	308,785

Net investment properties	941,128	946,431

Cash and cash equivalents	11,149	6,719
Investment in securities	10,911	11,045
Accounts receivable, net	43,425	42,545
Investment in and advances to unconsolidated joint ventures	113,506	125,189
Acquired lease intangibles, net	13,775	14,438
Deferred costs, net	8,180	8,147
Other assets	10,016	10,914

Total assets	$1,152,090	1,165,428

Liabilities:

Accounts payable and accrued expenses	$32,995	29,461
Acquired below market lease intangibles, net	2,245	2,319
Distributions payable	4,059	4,017
Mortgages payable	370,218	384,468
Term loan	140,000	140,000
Line of credit facility	50,000	45,000
Convertible notes	124,137	123,789
Other liabilities	10,647	11,183

Total liabilities	734,301	740,237

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at March 31, 2010 and December 31, 2009	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 85,452 and 84,560 Shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	855	846
Additional paid-in capital (net of offering costs of $64,682 and $64,472 at March 31, 2010 and December 31, 2009, respectively)	756,550	749,156
Accumulated distributions in excess of net income	(345,119)	(330,214)
Accumulated other comprehensive income	3,919	3,710

Total stockholders' equity	416,205	423,498

Noncontrolling interest	1,584	1,693

Total equity	417,789	425,191

Total liabilities and stockholders' equity	$1,152,090	1,165,428

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations and Other Comprehensive Income

For the three months ended March 31, 2010 and 2009 (unaudited)

 (In thousands except per share data)

	Three months ended March 31, 2010	Three months ended March 31, 2009
Revenues
Rental income	$28,729	30,687
Tenant recoveries	12,865	13,689
Other property income	379	1,202
Fee income from unconsolidated joint ventures	632	1,142
Total revenues	42,605	46,720

Expenses:
Property operating expenses	10,257	9,029
Real estate tax expense	8,541	8,097
Depreciation and amortization	10,250	12,481
Provision for asset impairment	5,451	1,824
General and administrative expenses	3,229	3,279
Total expenses	37,728	34,710

Operating income	4,877	12,010

Other income	2,470	336
Gain on sale of investment properties	-	341
Gain on sale of joint venture interest	474	934
Gain on extinguishment of debt	-	3,606
Impairment of investment securities	-	(1,681)
Interest expense	(7,939)	(9,833)
Income (loss) before equity in loss of unconsolidated joint ventures, income tax benefit (expense) of taxable REIT subsidiary and discontinued operations	(118)	5,713

Income tax benefit (expense) of taxable REIT subsidiary	34	(458)
Equity in loss of unconsolidated joint ventures	(2,576)	(569)
Income (loss) from continuing operations	(2,660)	4,686
Income from discontinued operations	1	2,084
Net income (loss)	(2,659)	6,770

Less: Net income attributable to the noncontrolling interest	(73)	(97)
Net income (loss) available to common stockholders	(2,732)	6,673

Other comprehensive income (expense):
Unrealized gain (loss) on investment securities	978	(2,208)
Reversal of unrealized (gain) loss to realized (gain) loss on investment securities	(830)	1,681
Unrealized gain on derivative instruments	61	122

Comprehensive income (loss)	$(2,523)	6,268

Basic and diluted earnings available to common shares per weighted average common share:

Income (loss) from continuing operations	$(0.03)	0.07
Income from discontinued operations	-	0.03
Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$(0.03)	0.10

Weighted average number of common shares outstanding – basic	85,346	66,644
Weighted average number of common shares outstanding – diluted	85,426	66,699

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and adjusted FFO for the periods presented, reconciled to net income available to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended March 31, 2010	Three months ended March 31, 2009

Net income (loss) available to common stockholders	$(2,732)	6,673
Gain on sale of investment properties	-	(2,341)
Equity in depreciation and amortization of unconsolidated joint ventures	3,600	3,905
Amortization on in-place lease intangibles	565	676
Amortization on leasing commissions	274	529
Depreciation, net of noncontrolling interest	9,320	11,256

Funds From Operations	11,027	20,698

Gain on extinguishment of debt	-	(3,606)
Impairment loss, net of taxes:
Provision for asset impairment	5,451	1,824
Impairment of investment securities	-	1,681
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	2,498	-
Provision for income taxes:
Tax expense related to current impairment charges, net of valuation allowance	147	-

Funds From Operations, adjusted	$19,123	20,597

Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$(0.03)	0.10

Funds From Operations, per common share – basic and diluted	$0.13	0.31

Funds From Operations, adjusted per common share – basic and diluted	$0.22	0.31

Weighted average number of common shares outstanding, basic	85,346	66,644

Weighted average number of common shares outstanding, diluted	85,426	66,699

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our operating performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our operating performance regardless of our capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the operating performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other REITs.

	Three months ended March 31, 2010	Three months ended March 31, 2009

Income (loss) from continuing operations	$(2,660)	4,686
Gain on sale of property	-	(341)
Net income attributable to noncontrolling interest	(73)	(97)
Income from discontinued operations, excluding gains	1	84
Income tax (benefit) expense of taxable REIT subsidiary	(34)	458
Interest expense	7,939	9,833
Interest expense associated with unconsolidated joint ventures	2,906	3,026
Depreciation and amortization	10,250	12,481
Depreciation and amortization associated with discontinued operations	-	68
Depreciation and amortization associated with unconsolidated joint ventures	3,600	3,905

EBITDA	21,929	34,103

Gain on extinguishment of debt	-	(3,606)
Impairment of investment securities	-	1,681
Provision for asset impairment	5,451	1,824
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	2,498	-

EBITDA, adjusted	$29,878	34,002

Total Interest Expense	$10,845	12,859

EBITDA: Interest Expense Coverage Ratio	2.0 x	2.7 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.8 x	2.6 x

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010 and 2009
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended March 31, 2010	Three months ended March 31, 2009

Total revenues	$42,605	46,720

Net income (loss) available to common stockholders (1)	$(2,732)	6,673
Gain on sale of investment properties	-	(2,341)
Equity in depreciation and amortization of unconsolidated joint ventures	3,600	3,905
Amortization on in-place leases intangibles	565	676
Amortization on leasing commissions	274	529
Depreciation, net of noncontrolling interest	9,320	11,256
Funds From Operations	11,027	20,698

Gain on extinguishment of debt	-	(3,606)
Impairment loss, net of taxes:
Provision for asset impairment	5,451	1,824
Impairment of investment securities	-	1,681
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	2,498	-
Provision for income taxes:
Tax expense related to current impairment charges, net of valuation allowance	147	-

Funds From Operations, adjusted	$19,123	20,597

Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$(0.03)	0.10

Funds From Operations per weighted average common share – basic and diluted	$0.13	0.31

Funds From Operations, adjusted per common share – basic and diluted	$0.22	0.31

Distributions Declared	$12,173	16,343
Distributions Per Common Share	$0.14	0.25
Distributions / Funds From Operations Payout Ratio, adjusted	63.7%	79.3%
Weighted Average Commons Shares Outstanding, Diluted	85,426	66,699

	As of March 31, 2010	As of March 31, 2009

Total Assets	$1,152,090	1,209,263

General and Administrative Expenses	Three months ended March 31, 2010	Three months ended March 31, 2009

General and Administrative Expenses (G&A)	$3,229	3,279
G&A Expenses as a Percentage of Total Revenue	7.6%	7.0%
Annualized G&A Expenses as a Percentage of Total Assets	1.12%	1.08%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010 and 2009
(In thousands except per share and square footage data)

Net Operating Income (1)	Three months ended March 31, 2010	Three months ended March 31, 2009

Net Operating Income (NOI) (Cash basis)	$25,228	29,352
Same Store Net Operating Income (Cash basis)	$25,228	29,233
Same Store NOI Percentage Change Over Prior Year Period	-13.7%

Consolidated Occupancy	As of March 31, 2010	As of December 31, 2009	As of March 31, 2009

Leased Occupancy (2)	91.1%	91.1%	93.3%
Financial Occupancy (3)	88.8%	90.3%	92.5%
Same Store Financial Occupancy	88.8%	90.3%	92.4%

Unconsolidated Occupancy	As of March 31, 2010	As of December 31, 2009	As of March 31, 2009

Leased Occupancy (2)	95.2%	95.2%	94.6%
Financial Occupancy (3)	94.2%	94.9%	93.0%

Total Occupancy	As of March 31, 2010	As of December 31, 2009	As of March 31, 2009

Leased Occupancy (2)	92.2%	92.1%	93.6%
Financial Occupancy (3)	90.2%	91.5%	92.6%

Capitalization	As of March 31, 2010	As of March 31, 2009

Total Shares Outstanding	$85,452	66,827
Closing Price Per Share	9.15	7.09
Equity Market Capitalization	781,886	473,803
Total Debt (4)	919,331	1,095,996
Total Market Capitalization	$1,701,217	1,569,799

Debt to Total Market Capitalization	54.0%	69.8%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.

(4)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010 and 2009
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended March 31, 2010	Three months ended March 31, 2009

Net income (loss) available to common stockholders	$(2,732)	6,673
Gain on sale of investment properties	-	(2,341)
Equity in depreciation and amortization of unconsolidated joint ventures	3,600	3,905
Amortization on in-place lease intangibles	565	676
Amortization on leasing commissions	274	529
Depreciation, net of noncontrolling interest	9,320	11,256

Funds From Operations	11,027	20,698

Gain on extinguishment of debt	-	(3,606)
Impairment loss, net of taxes:
Provision for asset impairment	5,451	1,824
Impairment of investment securities	-	1,681
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	2,498	-
Provision for income taxes:
Tax expense related to current impairment charges, net of valuation allowance	147	-

Funds From Operations, adjusted	$19,123	20,597

Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$(0.03)	0.10

Funds From Operations, per common share – basic and diluted	$0.13	0.31

Funds From Operations, adjusted per common share – basic and diluted	$0.22	0.31

Weighted average number of common shares outstanding, basic	85,346	66,644

Weighted average number of common shares outstanding, diluted	85,426	66,699

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010 and 2009
(In thousands except per share and square footage data)

	Three months ended March 31, 2010	Three months ended March 31, 2009
Additional Information

Straight-line rents	$50	(168)
Amortization of above and below market rents	(24)	23
Amortization of deferred financing fees	738	772
Stock based compensation expense	78	95

Capital Expenditures

Maintenance / non-revenue generating cap ex
Building / Site improvements	$501	81

Non-maintenance / revenue generating cap ex
Tenant improvements	2,768	2,398
Leasing commissions	779	329

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010
(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at March 31, 2010:

Fixed rate debt
Servicer	Property Name	Interest Rate at March 31, 2010	Maturity Date	Balance at March 31, 2010	Percent of Total Debt

Bank of America	CarMax – Tinley Park	5.52%	04/2010	9,450	1.38%
Bank of America	Food 4 Less	5.52%	04/2010	4,100	0.60%
Wells Fargo	Eastgate Center	5.01%	04/2010	3,610	0.53%
Wells Fargo	Gateway Square	5.01%	04/2010	5,265	0.77%
Wells Fargo	Lansing Square	5.14%	04/2010	11,125	1.62%
Wells Fargo	River Square	5.01%	04/2010	6,425	0.94%
Wells Fargo	Schaumburg Promenade	5.17%	04/2010	11,640	1.70%
Wells Fargo	Woodfield Plaza	5.17%	04/2010	12,050	1.76%
Principal Life Insurance	Orland Greens	3.99%	06/2010	3,550	0.52%
Principal Life Insurance	Rose Plaza	3.99%	06/2010	2,670	0.39%
Principal Life Insurance	The Plaza	3.99%	06/2010	8,000	1.17%
Principal Life Insurance	Two Rivers Plaza	3.99%	06/2010	4,620	0.67%
Bank of America	Northgate Center	5.01%	10/2010	6,185	0.90%
Key Bank	Shakopee Valley Marketplace	5.00%	10/2010	7,500	1.10%
Wells Fargo	Rite-Aid	5.01%	10/2010	1,700	0.25%
MetLife Insurance Company	Crystal Point	4.71%	12/2010	20,100	2.93%
Wachovia Securities	Caton Crossing	4.88%	01/2011	7,425	1.08%
Wachovia Securities	Mankato Heights	4.88%	01/2011	8,910	1.30%
Wachovia Securities	Rochester Marketplace	4.88%	01/2011	5,885	0.86%
Wachovia Securities	Village Ten Center	4.88%	01/2011	8,500	1.24%
Bank of America	Springboro Plaza	4.11%	06/2011	5,510	0.80%
Wells Fargo	Baytowne Square & Shoppes	4.11%	06/2011	8,720	1.27%
Wells Fargo	CarMax – Schaumburg	4.11%	06/2011	11,730	1.71%
Wells Fargo	Grand Traverse Crossings	4.11%	06/2011	1,688	0.25%
Wells Fargo	Hammond Mills	4.11%	06/2011	882	0.13%
Wells Fargo	Plymouth Collection	4.11%	06/2011	5,180	0.76%
Wells Fargo	Riverplace Center	4.11%	06/2011	3,290	0.48%
Wells Fargo	Staples	4.11%	06/2011	1,730	0.25%
Capmark Finance	University Crossings	5.02%	08/2011	8,800	1.28%
Capmark Finance	Hickory Creek Marketplace	4.88%	11/2011	5,750	0.84%
Capmark Finance	Maple Park Place	4.88%	11/2011	12,500	1.82%
Capmark Finance	Westriver Crossing	4.88%	11/2011	3,500	0.51%
Cohen Financial	Maple Grove Retail	5.19%	08/2012	4,050	0.59%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.95%
Cohen Financial	Quarry Retail	5.19%	08/2012	15,800	2.31%
Cohen Financial	Riverdale Commons	5.19%	08/2012	9,850	1.44%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.82%
Cohen Financial	Stuart’s Crossing	5.27%	12/2012	7,000	1.02%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.91%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.46%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.28%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	17,260	2.52%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,575	0.81%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,451	1.67%

Total/Weighted Average Fixed Rate Secured		5.00%		332,976	48.59%

Convertible Notes (2)		4.63%	11/2011	125,000	18.24%

Total/Weighted Average Fixed Rate		4.90%		$457,976	66.83%

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010
(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at March 31, 2010	Maturity Date	Balance at March 31, 2010	Percent of Total Debt

Bank of America	Joliet Commons Ph II	1.63%	04/2010	$2,400	0.35%
Bank of America	Rose Plaza East	1.63%	04/2010	1,086	0.16%
Bank of America	Rose Plaza West	1.63%	04/2010	1,382	0.20%
Bank of America	Cub Foods – Indianapolis	1.63%	06/2010	2,255	0.33%
Bank of America	The Shops of Plymouth Town Center	1.63%	06/2010	2,732	0.40%
Bank of America	Bally’s Total Fitness	1.63%	07/2010	3,145	0.46%
Bank of America	Burnsville Crossing	1.63%	07/2010	2,858	0.42%
Bank of America	Byerly’s Burnsville	1.63%	07/2010	2,916	0.43%
Bank of America	Shingle Creek	1.63%	07/2010	1,735	0.25%
Bank of America	Bohl Farm Marketplace	1.13%	12/2010	7,833	1.14%
Metropolitan Capital Bank	Corporate	6.00%	10/2012	2,700	0.39%
Bank of America	Skokie Fashion Square	0.67%	12/2014	6,200	0.90%

Total/Weighted Average Variable Rate Secured		1.68%		37,242	5.43%

Term Loan		2.25%	09/2010	140,000	20.43%
Line of Credit Facility		1.60%	04/2011	50,000	7.31%

Total/Weighted Average Variable Rate		2.01%		227,242	33.17%

Total/Weighted Average Debt		3.94%		$685,218	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $863.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010
(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Total Weighted Average Rate (2)	Percent of Total Debt

2010	$636	146,172	140,000	286,808	4.66%	41.86%
2011 (3)	676	100,000	175,000	275,676	4.94%	40.23%
2012	715	58,400	-	59,115	5.22%	8.63%
2013	763	-	-	763	-	0.11%
2014	480	52,013	-	52,493	5.19%	7.66%
2015	283	-	-	283	-	0.04%
2016	306	-	-	306	-	0.05%
2017	302	-	-	302	-	0.04%
2018	-	9,472	-	9,472	7.65%	1.38%

Total	$4,161	366,057	315,000	685,218	4.90%	100.00%

Total Debt Outstanding	March 31, 2010

Mortgage loans payable:
Fixed rate secured loans	$332,976
Variable rate secured loans	37,242
Unsecured fixed rate convertible notes (3)	125,000
Unsecured line of credit facility and term loan	190,000

Total	$685,218

Percentage of Total Debt:	March 31, 2010

Fixed rate loans	66.83%
Variable rate loans	33.17%

Current Average Interest Rates (2):	March 31, 2010

Fixed rate loans	4.90%
Variable rate loans	2.01%
Total weighted average interest rate	3.94%

(1)

Includes unsecured convertible notes, line of credit facility and term loan.

(2)

Interest rates are as of March 31, 2010 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $863.  The convertible notes, which mature in 2026, are included in the 2011 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010
(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (2)	11	$6,837	6.05%	693,129	6.65%
Dominick's Finer Foods	7	5,501	4.86%	464,560	4.45%
Carmax	2	4,021	3.56%	187,851	1.80%
Roundy's	6	3,898	3.45%	377,635	3.62%
PetSmart	9	2,905	2.57%	216,624	2.08%
Kroger	5	2,679	2.37%	307,000	2.94%
Best Buy	4	2,462	2.18%	183,757	1.76%
TJX Companies, Inc. (3)	9	2,301	2.03%	295,150	2.83%
The Sports Authority	3	1,851	1.64%	134,869	1.29%
OfficeMax	5	1,523	1.35%	130,636	1.25%
Michael’s	6	1,500	1.33%	130,165	1.25%
Kohl’s	2	1,468	1.30%	169,584	1.63%
Staples	5	1,461	1.29%	112,728	1.08%
Barnes & Noble	3	1,315	1.16%	67,988	0.65%
Office Depot	6	1,283	1.13%	142,084	1.36%
Dollar Tree	13	1,252	1.11%	136,727	1.31%
Home Depot	1	1,243	1.10%	113,000	1.08%
Bally’s Total Fitness	2	1,161	1.03%	88,803	0.85%

Total		$44,661	39.51%	3,952,290	37.88%

Significant Retail Tenants (Unconsolidated) (1) (4)

Tenant Name	Number of Stores	Annual Base Rent (4)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (2)	5	$4,049	11.13%	338,983	9.25%
TJX Companies, Inc. (3)	5	1,646	4.53%	153,715	4.20%
Dick's	2	1,553	4.27%	165,000	4.50%
Regal Cinemas	1	1,210	3.33%	73,000	1.99%
Hobby Lobby	1	1,015	2.79%	56,390	1.54%
The Gap	4	995	2.74%	67,965	1.86%
REI (Recreational Equipment Inc)	1	971	2.67%	25,550	0.70%
Bed, Bath and Beyond (5)	2	810	2.23%	91,435	2.50%
Retail Ventures, Inc (DSW Warehouse)	2	790	2.17%	49,699	1.36%
Dominick's Finer Foods	1	726	1.99%	63,111	1.72%
Kroger	1	683	1.88%	63,743	1.74%
Roundy’s	1	649	1.78%	55,990	1.53%
PetSmart	2	632	1.74%	50,514	1.38%
Harlem Furniture	1	628	1.73%	27,932	0.76%
Border’s Books & Music	2	533	1.47%	45,370	1.24%
The Sports Authority	1	489	1.35%	44,495	1.21%
Blockbuster	4	471	1.30%	20,432	0.56%
Nordstrom Rack	1	425	1.17%	35,419	0.97%
K-Mart	1	406	1.12%	86,479	2.36%
K & G Superstore	1	402	1.10%	36,511	1.00%
Justice	3	399	1.10%	16,100	0.44%
Jared the Galleria of Jewelry	2	390	1.07%	11,608	0.32%
Ulta	2	387	1.06%	21,361	0.58%

Total		$20,259	55.72%	1,600,802	43.71%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Jewel and Cub Foods

(3)

Includes TJ Maxx, Marshall’s and A.J. Wright Stores

(4)

Annualized rent shown includes joint venture partner’s pro rata share

(5)

Includes Bed, Bath & Beyond and Buy, Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010
(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent (2)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	16	$10,887	7.28%	1,032,112	7.32%
Dominick's Finer Foods	8	6,226	4.17%	527,671	3.74%
Roundy’s	7	4,547	3.04%	433,625	3.08%
Carmax	2	4,021	2.69%	187,851	1.33%
TJX Companies, Inc. (4)	14	3,947	2.64%	448,865	3.19%
PetSmart	11	3,537	2.37%	267,138	1.90%
Kroger	6	3,362	2.25%	370,743	2.63%
Best Buy	4	2,462	1.65%	183,757	1.30%
The Sports Authority	4	2,340	1.57%	179,364	1.27%
The GAP	8	1,921	1.29%	136,420	0.97%
Retail Ventures, Inc (DSW Warehouse)	4	1,777	1.19%	95,915	0.68%
Michael’s	7	1,729	1.16%	149,908	1.06%
OfficeMax	6	1,719	1.15%	144,596	1.03%
Bed, Bath & Beyond (5)	4	1,632	1.09%	164,235	1.17%
Office Depot	7	1,589	1.06%	163,540	1.16%
Barnes & Noble	4	1,557	1.04%	92,223	0.65%
Dick’s Sporting Goods	2	1,553	1.04%	165,000	1.17%

Total		$54,806	36.68%	4,742,963	33.65%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel and Cub Foods

(4)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

(5)

Includes Bed, Bath & Beyond and Buy, Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)

M-T-M	1	10,806	0.12%	$35	0.03%	$3.24
2010	6	132,476	1.43%	843	0.70%	6.36
2011	28	764,787	8.27%	7,624	6.35%	9.97
2012	24	563,476	6.10%	5,817	4.84%	10.32
2013	31	833,543	9.02%	8,063	6.71%	9.67
2014	24	861,692	9.32%	9,498	7.90%	11.02
2015	17	432,424	4.68%	4,579	3.81%	10.59
2016	6	130,760	1.41%	1,845	1.54%	14.11
2017	15	699,661	7.57%	8,207	6.83%	11.73
2018	9	440,262	4.76%	5,269	4.39%	11.97
2019+	39	1,851,366	20.03%	22,158	18.44%	11.97

TOTAL/WEIGHTED AVERAGE	200	6,721,253	72.71%	$73,938	61.54%	$11.00

ALL NON-ANCHOR LEASES (1)
M-T-M	21	44,187	0.48%	$747	0.62%	$16.91
2010	112	255,547	2.76%	4,712	3.92%	18.44
2011	139	378,368	4.09%	6,285	5.23%	16.61
2012	179	445,033	4.81%	8,001	6.66%	17.98
2013	165	461,412	4.99%	8,572	7.13%	18.58
2014	112	293,633	3.18%	5,052	4.21%	17.21
2015	83	213,514	2.31%	4,205	3.50%	19.69
2016	26	78,696	0.85%	1,654	1.38%	21.02
2017	16	75,117	0.81%	1,200	1.00%	15.98
2018	20	67,008	0.73%	1,616	1.35%	24.12
2019+	53	211,181	2.28%	4,163	3.46%	19.71

TOTAL/WEIGHTED AVERAGE	926	2,523,696	27.29%	$46,207	38.46%	$18.31

ALL LEASES
M-T-M	22	54,993	0.60%	$782	0.65%	$14.22
2010	118	388,023	4.19%	5,555	4.62%	14.32
2011	167	1,143,155	12.36%	13,909	11.58%	12.17
2012	203	1,008,509	10.91%	13,818	11.50%	13.70
2013	196	1,294,955	14.01%	16,635	13.84%	12.85
2014	136	1,155,325	12.50%	14,550	12.11%	12.59
2015	100	645,938	6.99%	8,784	7.31%	13.60
2016	32	209,456	2.26%	3,499	2.92%	16.71
2017	31	774,778	8.38%	9,407	7.83%	12.14
2018	29	507,270	5.49%	6,885	5.74%	13.57
2019+	92	2,062,547	22.31%	26,321	21.90%	12.76

TOTAL/WEIGHTED AVERAGE	1,126	9,244,949	100.00%	$120,145	100.00%	$13.00

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
2010	4	112,401	3.26%	$739	1.51%	$6.57
2011	5	164,097	4.76%	1,420	2.89%	8.65
2012	3	105,112	3.05%	1,465	2.98%	13.94
2013	5	147,025	4.26%	1,911	3.89%	13.00
2014	9	250,982	7.28%	2,752	5.61%	10.96
2015	5	155,893	4.52%	1,831	3.73%	11.75
2016	4	134,593	3.90%	1,105	2.25%	8.21
2017	3	50,181	1.46%	832	1.70%	16.58
2018	9	954,524	27.68%	13,197	26.88%	13.83
2019+	14	718,541	20.84%	8,961	18.25%	12.47

TOTAL/WEIGHTED AVERAGE	61	2,793,349	81.01%	$34,213	69.69%	$12.25

ALL NON-ANCHOR LEASES (2)
M-T-M	1	1,200	0.03%	$30	0.06%	$25.00
2010	36	88,759	2.57%	1,771	3.61%	19.95
2011	25	74,658	2.17%	1,374	2.80%	18.40
2012	29	69,269	2.01%	1,548	3.15%	22.35
2013	21	49,656	1.44%	1,146	2.33%	23.08
2014	40	137,745	3.99%	2,998	6.11%	21.76
2015	28	92,121	2.67%	2,054	4.19%	22.30
2016	12	46,086	1.34%	1,214	2.47%	26.34
2017	3	17,033	0.49%	502	1.02%	29.47
2018	4	11,581	0.34%	227	0.46%	19.60
2019+	14	66,685	1.94%	2,015	4.11%	30.22

TOTAL/WEIGHTED AVERAGE	213	654,793	18.99%	$14,879	30.31%	$22.72

ALL LEASES
M-T-M	1	1,200	0.03%	$30	0.06%	$25.00
2010	40	201,160	5.83%	2,510	5.12%	12.48
2011	30	238,755	6.93%	2,794	5.69%	11.70
2012	32	174,381	5.06%	3,013	6.13%	17.28
2013	26	196,681	5.70%	3,057	6.22%	15.54
2014	49	388,727	11.27%	5,750	11.72%	14.79
2015	33	248,014	7.19%	3,885	7.92%	15.66
2016	16	180,679	5.24%	2,319	4.72%	12.83
2017	6	67,214	1.95%	1,334	2.72%	19.85
2018	13	966,105	28.02%	13,424	27.34%	13.89
2019+	28	785,226	22.78%	10,976	22.36%	13.98

TOTAL/WEIGHTED AVERAGE	274	3,448,142	100.00%	$49,092	100.00%	$14.24

(1)

Amounts in table include our joint venture partner's pro rata share

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)

M-T-M	1	10,806	0.08%	$35	0.02%	$3.24
2010	10	244,877	1.93%	1,582	0.94%	6.46
2011	33	928,884	7.32%	9,045	5.35%	9.74
2012	27	668,588	5.27%	7,282	4.30%	10.89
2013	36	980,568	7.72%	9,974	5.89%	10.17
2014	33	1,112,674	8.77%	12,250	7.24%	11.01
2015	22	588,317	4.63%	6,409	3.79%	10.89
2016	10	265,353	2.09%	2,951	1.74%	11.12
2017	18	749,842	5.91%	9,039	5.34%	12.05
2018	18	1,394,786	10.99%	18,467	10.91%	13.24
2019+	53	2,569,907	20.25%	31,119	18.39%	12.11

TOTAL/WEIGHTED AVERAGE	261	9,514,602	74.96%	$108,153	63.91%	$11.37

ALL NON-ANCHOR LEASES (2)
M-T-M	22	45,387	0.36%	$777	0.46%	$17.12
2010	148	344,306	2.71%	6,483	3.83%	18.83
2011	164	453,026	3.57%	7,658	4.52%	16.90
2012	208	514,302	4.05%	9,549	5.64%	18.57
2013	186	511,068	4.03%	9,718	5.74%	19.02
2014	152	431,378	3.40%	8,050	4.76%	18.66
2015	111	305,635	2.41%	6,260	3.70%	20.48
2016	38	124,782	0.98%	2,868	1.69%	22.98
2017	19	92,150	0.73%	1,702	1.01%	18.47
2018	24	78,589	0.62%	1,843	1.09%	23.45
2019+	67	277,866	2.18%	6,178	3.65%	22.23

TOTAL/WEIGHTED AVERAGE	1,139	3,178,489	25.04%	$61,086	36.09%	$19.22

ALL LEASES
M-T-M	23	56,193	0.44%	$812	0.48%	$14.45
2010	158	589,183	4.64%	8,065	4.77%	13.69
2011	197	1,381,910	10.89%	16,703	9.87%	12.09
2012	235	1,182,890	9.32%	16,831	9.94%	14.23
2013	222	1,491,636	11.75%	19,692	11.63%	13.20
2014	185	1,544,052	12.17%	20,300	12.00%	13.15
2015	133	893,952	7.04%	12,669	7.49%	14.17
2016	48	390,135	3.07%	5,819	3.43%	14.92
2017	37	841,992	6.64%	10,741	6.35%	12.76
2018	42	1,473,375	11.61%	20,310	12.00%	13.78
2019+	120	2,847,773	22.43%	37,297	22.04%	13.10

TOTAL/WEIGHTED AVERAGE	1,400	12,693,091	100.00%	$169,239	100.00%	$13.33

(1)

Amounts in table include our joint venture partner's pro rata share

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

(Consolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	15	105,165	$1,140	$1,129	$(11)	-1.0%
per square foot			$10.84	$10.74	$(0.10)

2010 Total	15	105,165	$1,140	$1,129	$(11)	-1.0%
per square foot			$10.84	$10.74	$(0.10)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	47	230,487	$2,994	$2,973	$(21)	-0.7%
per square foot			$12.99	$12.90	$(0.09)

2010 Total	47	230,487	$2,994	$2,973	$(21)	-0.7%
per square foot			$12.99	$12.90	$(0.09)

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	10	161,185	$-	$1,144
per square foot			$-	$7.09

2010 Total	10	161,185	$-	$1,144
per square foot			$-	$7.09

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Unconsolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	4	57,073	$798	$614	$(184)	-23.1%
per square foot			$13.98	$10.76	$(3.22)

2010 Total	4	57,073	$798	$614	$(184)	-23.1%
per square foot			$13.98	$10.76	$(3.22)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	10	32,062	$557	$624	$67	12.0%
per square foot			$17.37	$19.46	$2.09

2010 Total	10	32,062	$557	$624	$67	12.0%
per square foot			$17.37	$19.46	$2.09

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

(Unconsolidated)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	2	10,543	$-	$203
per square foot			$-	$19.21

2010 Total	2	10,543	$-	$203
per square foot			$-	$19.21

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1) Includes leasing activity on unconsolidated properties owned in joint ventures.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Total)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	19	162,238	$1,938	$1,742	$(196)	-10.1%
per square foot			$11.95	$10.74	$(1.21)

2010 Total	19	162,238	$1,938	$1,742	$(196)	-10.1%
per square foot			$11.95	$10.74	$(1.21)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	57	262,549	$3,551	$3,596	$45	1.3%
per square foot			$13.53	$13.70	$0.17

2010 Total	57	262,549	$3,551	$3,596	$45	1.3%
per square foot			$13.53	$13.70	$0.17

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

(Total)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	12	171,728	$-	$1,346
per square foot			$-	$7.84

2010 Total	12	171,728	$-	$1,346
per square foot			$-	$7.84

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1) Includes leasing activity on unconsolidated properties owned in joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010

 (In thousands except per share and square footage data)

1st Quarter 2010 Leasing Activity

(Consolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	11	4	15
Gross Leasable Area (Sq.Ft.)	26,526	78,639	105,165
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.92	8.65	10.74

Renewals	Non- Anchors	Anchors	Total

Number of Leases	42	5	47
Gross Leasable Area (Sq.Ft.)	106,617	123,870	230,487
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.68	7.92	12.90

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	6	4	10
Gross Leasable Area (Sq.Ft.)	11,183	150,002	161,185
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.22	6.49	7.09

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	59	13	72
Gross Leasable Area (Sq.Ft.)	144,326	352,511	496,837
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.09	7.47	10.56

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010

 (In thousands except per share and square footage data)

1st Quarter 2010 Leasing Activity

(Unconsolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	2	2	4
Gross Leasable Area (Sq.Ft.)	3,670	53,403	57,073
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.53	10.36	10.76

Renewals	Non- Anchors	Anchors	Total

Number of Leases	9	1	10
Gross Leasable Area (Sq.Ft.)	17,527	14,535	32,062
Base Rent/Sq.Ft. ($/Sq.Ft.)	$22.32	16.01	19.46

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	2	-	2
Gross Leasable Area (Sq.Ft.)	10,543	-	10,543
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.21	-	19.21

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	13	3	16
Gross Leasable Area (Sq.Ft.)	31,740	67,938	99,678
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.62	11.57	14.45

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2010

 (In thousands except per share and square footage data)

1st Quarter 2010 Leasing Activity (1)

(Total)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	13	6	19
Gross Leasable Area (Sq.Ft.)	30,196	132,042	162,238
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.87	9.34	10.74

Renewals	Non- Anchors	Anchors	Total

Number of Leases	51	6	57
Gross Leasable Area (Sq.Ft.)	124,144	138,405	262,549
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.19	8.77	13.70

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	8	4	12
Gross Leasable Area (Sq.Ft.)	21,726	150,002	171,728
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.16	6.49	7.84

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	72	16	88
Gross Leasable Area (Sq.Ft.)	176,066	420,449	596,515
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.54	8.14	11.21

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information

For the three months ended March 31, 2010 and 2009
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, which is the net operating income of properties owned in the three months ended March 31, 2010 and 2009, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2010 and 2009.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income available to common stockholders.

	Three months ended March 31, 2010	Three months ended March 31, 2009	% Increase –Decrease
Rental income and additional income:
"Same store" investment properties,122 properties
Rental income	$28,703	30,772	-6.7%
Tenant recovery income	12,865	13,614	-5.5%
Other property income	379	1,202	-68.5%
"Other investment properties
Rental income	-	60
Tenant recovery income	-	75
Other property income	-	-

Total rental income and additional income	$41,947	45,723

Property operating expenses:
"Same store" investment properties, 122 properties
Property operating expenses	$8,178	8,258	-1.0%
Real estate tax expense	8,541	8,097	5.5%
"Other investment properties"
Property operating expenses	-	16
Real estate tax expense	-	-

Total property operating expenses	$16,719	16,371

Property net operating income
"Same store" investment properties	$25,228	29,233	-13.7%
"Other investment properties"	-	119

Total property net operating income	$25,228	29,352

Other income:
Straight-line rents	50	(168)
Amortization of lease intangibles	(24)	23
Other income	2,470	336
Fee income from unconsolidated joint ventures	632	1,142
Gain on sale of investment properties	-	341
Gain on sale of joint venture interest	474	934
Gain on extinguishment of debt	-	3,606

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiary	34	(458)
Bad debt expense	(2,079)	(755)
Depreciation and amortization	(10,250)	(12,481)
General and administrative expenses	(3,229)	(3,279)
Interest expense	(7,939)	(9,833)
Impairment of investment securities	-	(1,681)
Provision for asset impairment	(5,451)	(1,824)
Equity in loss of unconsolidated ventures	(2,576)	(569)

Income (loss) from continuing operations	(2,660)	4,686
Income from discontinued operations	1	2,084
Net income (loss)	(2,659)	6,770

Less: Net income attributable to the noncontrolling interest	(73)	(97)

Net income (loss) available to common stockholders	$(2,732)	6,673

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$1,571	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	2,365	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	8,253	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	4,595	5,966
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	7,552	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,107	50.0%	8,520	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	4,713	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	3,226	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	599,360	50.0%	(2,882)	15,480
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	114,804	50.0%	(823)	6,832
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	106	4,690
02/15/06	IN Retail Fund, LLC	Algonquin Commons	Algonquin	IL	537,469	50.0%	2,568	45,740
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,644	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	3,390	5,641

					2,822,894		$46,798	$131,504

Debt Schedule

Servicer	Rate / Type	Maturity	Balance
Cohen Financial	5.63% Fixed	March 2011	$8,510
Cohen Financial	5.21% Fixed	May 2012	8,200
Cohen Financial	5.86% Fixed	March 2015	8,500
John Hancock Life Ins.	5.83% Fixed	February 2015	13,500
Midland Loan Services	4.94% Fixed	April 2012	17,500
Midland Loan Services	4.94% Fixed	April 2012	15,000
Principal Capital	5.29% Fixed	December 2012	6,600
Principal Capital	6.08% Fixed	October 2013	11,283
Prudential Insurance	5.35% Fixed	December 2011	16,500
TCF Bank	6.50% Fixed	September 2014	11,932
Wachovia Securities	5.58% Fixed	April 2013	13,070
Wachovia Securities	5.66% Fixed	April 2013	2,570
Wachovia Securities	5.93% Fixed	April 2013	7,403
Wachovia Securities	7.56% Fixed	July 2011	30,959
Wachovia Securities	5.45% Fixed	November 2014	71,951
Wachovia Securities	5.24% Fixed	November 2014	19,530

Total / Weighted Average	5.74% Fixed		$263,008

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	12Acres	40.0%	$5,116	$-

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	29 Acres	45.0%	$8,424	$15,229
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	3,465	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	9,679	11,470

					112 Acres		$21,568	$29,716

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.24% Variable	June 2011	$13,408
Bank of America	1.74% Variable	October 2011	4,300
Bank of America	4.24% Variable	June 2011	3,549
Bank of America	4.24% Variable	June 2011	13,819

Total / Weighted Average	3.93% Variable		$35,076

Development Joint Venture with Paradise Group

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

02/23/07	PDG/Tuscany Village Venture	Tuscany Village	Clermont	FL	53 Acres	15.0%	$1,348	$-

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	2.58% Variable	September 2009	$9,052

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

04/02/07	PTI Ft. Wayne, LLC	Orchard Crossing	Ft. Wayne	IN	19 Acres	85%	$5,907	$13,377

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	5,313	2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	6,472	6,375

					90 Acres		$17,692	$22,047

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.23% Variable	June 2011	$15,738

Inland Boise, LLC	6.00% Variable	October 2012	2,700

National City Bank	4.23% Variable	December 2010	7,500

Total / Weighted Average	4.40% Variable		$25,938

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$3,130	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	1.54% Variable	August 2010	$22,105

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture with Inland Real Estate Exchange

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/14/08	IRC/IREX Venture	Bank of America	Moosic	PA	300,000	39%	$6,974	$9,833

07/14/08	IRC/IREX Venture	Bank of America	Las Vegas	NV	85,708	39%	1,992	5,775

07/14/08	IRC/IREX Venture	Bank of America	Hunt Valley	MD	377,332	27%	6,389	11,622

07/14/08	IRC/IREX Venture	Bank of America	Rio Ranch	NM	76,768	27%	1,300	1,953

					839,808		$16,655	$29,183

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Parkway Bank	5.60% Fixed	July 2013	$25,213

Parkway Bank	5.60% Fixed	July 2013	14,807

Parkway Bank	5.60% Fixed	July 2013	43,044

Parkway Bank	5.60% Fixed	July 2013	7,236

Total / Weighted Average	5.60% Fixed		$90,300

(1)

IRC’s pro rata share of debt is calculated using the current ownership percentage in each asset and as this debt is nonrecourse, IRC is not financially obligated for the outstanding amounts.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture Development Summary

Project / Entity	MSA	IRC % Interest (1)	Projected Owned GLA	Projected Total GLA	Current Occupancy	Total Estimated Project Cost	Net Cost Incurred as of March 31, 2010	Major Tenants and Non-owned Anchors

Active Development Projects

Savannah Crossing – IL TMK/Inland Aurora Venture LLC	Chicago	40%	22,527	265,027	56.1%	$11,051	$8,563	Wal-Mart (non-owned)
								Walgreen’s (non-owned)
Orchard Crossing – IN PTI Ft. Wayne, LLC	Fort Wayne	85%	118,252	258,252	81.9%	24,470	23,283	Target (non-owned)s, Gordman’s

Southshore Shopping Center – ID PTI Boise, LLC	Boise	85%	91,391	91,391	-	13,847	5,730	Albertson’s (non-owned)

Totals/Weighted Average			232,170	614,670	58.6%	$49,368	$37,576

Land Held for Development
North Aurora Towne Centre Phase I (Outlots) – IL NARE/Inland North Aurora Venture LLC	Chicago	45%	62,056	182,056	58.1%	$30,668	$29,174	Target (non-owned)
								JC Penney (non-owned)
								Best Buy La-Z-Boy (non-owned)
North Aurora Towne Centre Phase II – IL NARE/Inland North Aurora Venture II LLC	Chicago	45%	150,416	215,416	-	23,000	9,073	Target (non-owned)
								JC Penney (non-owned)
								Ashley Furniture (non-owned)
North Aurora Towne Centre Phase III – IL NARE/Inland North Aurora Venture III LLC	Chicago	45%	100,000	375,000	-	41,164	25,917	Target (non-owned)
								JC Penney (non-owned)

Shops at Lakemoor - IL TDC Inland Lakemoor LLC	Chicago	48%	275,000	535,000	-	97,322	30,348	-

Tuscany Village – FL Paradise	Orlando	15%	106,145	318,770	-	40,654	17,900	-

Lantern Commons PTI Westfield, LLC	Indianapolis	85%	201,000	450,000	-	57,537	20,895	-

Totals/Weighted Average			894,617	2,076,242	5.09%	$290,345	$133,307

(1)

The Company owns the development properties through joint ventures and earns a preferred return on its invested capital.  After the preferred return is allocated, the Company is allocated it’s pro rata share of earnings.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IREX Joint Venture Property Status (1)

Property	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the Three months ended March 31, 2010

Bank of America (2)	Moosic, PA	61%	$1,397	63
Bank of America (2)	Las Vegas, NV	61%	-	-
Bank of America (3)	Hunt Valley, MD	73%	1,726	84
Bank of America (3)	Rio Rancho, NM	73%	-	-

			$3,123	147

(1)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting.

(2)

The interests in the two Bank of America buildings, Moosic, PA and Las Vegas, NV, were sold together as a package.  The pro rata share of acquisition fee is $1,397 for both properties.

(3)

The interests in the two Bank of America buildings, Hunt Valley, MD and Rio Rancho, NM, were sold together as a package.  The pro rata share of acquisition fee is $1,726 for both properties.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	March 31, 2010 (unaudited)	December 31, 2009

Balance Sheet:

Assets:
Cash	$15,633	13,776
Investment in real estate, net	565,784	569,613
Construction in progress	90,334	95,832
Acquired lease intangibles, net	42,281	44,943
Accounts and rents receivable	15,586	20,138
Restricted cash	15,396	14,706
Leasing commissions, net	2,966	2,674
Loan fees, net	1,697	1,896
Other assets	9,785	9,457

Total assets	$759,462	773,035

Liabilities:
Accounts payable and accrued expenses	$4,360	3,866
Acquired lease intangibles, net	5,450	5,657
Accrued interest	1,609	1,697
Accrued real estate taxes	13,141	14,488
Security and other deposits	501	499
Mortgage payable	445,480	448,216
Prepaid rents and unearned income	2,212	2,167
Other liabilities	16,726	17,365

Total liabilities	489,479	493,955

Total equity	269,983	279,080

Total liabilities and equity	759,462	773,035

Investment in and advances to unconsolidated joint ventures	$113,506	125,189

Unconsolidated joint ventures had mortgages payable of $445,480 and $448,216 as of March 31, 2010 and December 31, 2009, respectively.  The Company’s proportionate share of these loans was $234,113 and $240,632 as of March 31, 2010 and December 31, 2009, respectively.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Supplemental Financial Information
For the three months ended March 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

	Three months ended March 31, 2010	Three months ended March 31, 2009
Revenues:
Rental income	$12,616	12,993
Tenant recoveries	4,634	4,990
Other property income	151	106

Total revenues	17,401	18,089

Expenses:
Property operating expenses	2,872	4,181
Real estate tax expense	3,905	3,676
Depreciation and amortization	7,539	7,160
Provision for impairment	5,550	-
General and administrative expenses	34	49

Total expenses	19,900	15,066

Operating income (loss)	(2,499)	3,023

Other income	1,271	590
Interest expense	(6,033)	(5,414)

Loss from continuing operations	$(7,261)	(1,801)

IRC’s pro rata share (1)	$(2,576)	(569)

(1)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property List

As of March 31, 2010, we owned 122 investment properties, comprised of 26 single-user retail properties, 54 Neighborhood Retail Centers, 17 Community Centers, and 25 Power Centers.  These investment properties are located in the states of Florida (1), Illinois (74), Indiana (6), Michigan (1), Minnesota (28), Missouri (1), Nebraska (1), Ohio (3), Tennessee (1) and Wisconsin (6).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Single-User

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100%	Bally Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (2)	Cub Foods (2)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100% (2)	Cub Foods (2)

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (2)	Dominick's Finer Foods (2)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	0%	None

Hammond Mills Hammond, IN	7,488	12/98	1998	100%	None

Home Goods Riverdale Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Homewood Plaza Homewood, IL	19,000	02/98	1993	100% (2)	Office Depot (2)

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	Michael's

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Single-User

Oliver Square West Chicago, IL	77,637	01/98	1990	0%	None

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pic 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pic ‘N Save

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Eckerd Drug Store

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Schaumburg Golf Road Retail Schaumburg, IL	9,988	09/99	1998	0%	None

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (3)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	86%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	Justice Produce

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	94%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	100%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	93% (2)	Butera Finer Foods

Byerly's Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly's Food Store
					Erik’s Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	93%	Strack & Van Til

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	91%	None

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	100%	Dominick's Finer Foods

Eastgate Center Lombard, IL	131,601	07/98	1959 / 2000	82%	Schroeder's Ace Hardware
					Illinois Secretary of State
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	80%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	94%	Walgreen’s (3)

Gateway Square Hinsdale, IL	40,170	03/99	1985	83%	None

Golf Road Plaza Niles, IL	25,884	04/97	1982	61%	None

Grand Hunt Center Outlot Gurnee, IL	21,222	12/96	1996	100%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	97%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	97%	Dominick's Finer Foods
					Deal’s
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	81%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	90% (2)	Sears Logistics Services (2)
					Planet Fitness
					Xilin Association
					Big Lots
Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	89%	Food 4 Less

Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	Giant Eagle, Inc

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	90%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	Go Play

Northgate Center Sheboygan, WI	73,647	04/05	2003	96%	Piggly Wiggly

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	94%	Food 4 Less
					Murray’s Discount Auto
Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	24%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	90%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	60%	Dollar Tree

Orland Park Retail Orland Park, IL	8,500	02/98	1997	16%	None

Park Square Brooklyn Park, MN	137,109	08/02	1986 / 1988	89%	Fashion Bug
					Rainbow
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988	67%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	100% (2)	Kroger
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Rose Plaza East Naperville, IL	11,658	01/00	1999	86%	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	71%	None

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	94%	Sears Hardware

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	89%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	20%	None

Six Corners Plaza Chicago, IL	80,650	10/96	1966/2005	74%	Bally Total Fitness

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

St. James Crossing Westmont, IL	49,994	03/98	1990	85%	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	93%	Jewel Food Stores

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	98%	Cub Foods

Townes Crossing Oswego, IL	105,989	08/02	1988	93%	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	96% (2)	Dominick's Finer Foods (2)
					Walgreen’s
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	93%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	77%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	84%	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	92%	Jewel Food Stores
					U.S. Postal Service
Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	25%	None

Bergen Plaza Oakdale, MN	258,720	04/98	1978	91%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	53%	Dress Barn
					Barnes & Noble
Burnsville Crossing Burnsville, MN	97,210	09/99	1989	61%	PetSmart

Chestnut Court Darien, IL	170,027	03/98	1987	82% (2)	Office Depot (2)
					X-Port Gym
					Loyola Medical Center
					Factory Card Outlet
Four Flaggs Niles, IL	304,684	11/02	1973 / 1998	85%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Fabrics
					Office Depot
					PetSmart

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Community Centers

Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	Factory Card Outlet

Lake Park Plaza Michigan City, IN	115,082	02/98	1990	86%	Jo Ann Fabrics
					Hobby Lobby
					Factory Card Outlet
					Big R
Park Center Tinley Park, IL	194,479	12/98	1988	76%	Central Grocers
					Mattress Zone Outlet
					Chuck E. Cheese
					Old Country Buffet
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Old Navy
					Party City
Skokie Fashion Square Skokie, IL	84,580	12/97	1984	50%	None

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984	100%	None

Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	K-Mart
					Kroger
The Plaza Brookfield, WI	107,952	02/99	1985	86%	CVS
					Guitar Center
					Hooters of America
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100% (2)	Marshall’s
					Factory Card Outlet (2)
Village Ten Center Coon Rapids, MN	211,472	08/03	2002	98%	Lifetime Fitness
					Cub Foods
					Dollar Tree
Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	92%	Dominick's Finer Foods
					Jewish Community Center
Power Centers

Baytowne Shoppes/Square Champaign, IL	118,542	02/99	1993	87%	Staples
					PetSmart
					Famous Footwear
					Factory Card Outlet

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Centers

Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	99%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Borders Books
					Office Depot
Deer Trace Kohler, WI	149,881	07/02	2000	96%	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,922	10/98	1995	87%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					MC Sports
					Old Country Buffet
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	67% (2)	Sam's Club (2)
					Bargain Books
Mankato Heights Mankato, MN	155,173	04/03	2002	99%	TJ Maxx
					Michael’s
					Old Navy
					Pier One
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	218,762	01/97	1992/2004	83% (2)	X-Port Gym
					Office Depot (2)
					The Sports Authority
					Best Buy
Naper West Naperville, IL	214,812	12/97	1985	88%	Lifestyles by Interiors, Etc
					Barrett’s Home Theater Store
					JoAnn Fabrics

Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	0%	None

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	50%	Staples
					TREK Bicycle Store
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	98%	Office Max
					PetSmart

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Centers

Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels Stores
					Old Navy
					Petco
					Famous Footwear
Riverdale Commons Coon Rapids, MN	175,802	09/99	1999	99%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	93%	Best Buy
					Kerasotes Theaters
					Office Depot
					TJ Maxx
					PetSmart
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	112,310	08/96	1973 / 1985	97%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	78%	Ashley Furniture
					DSW Shoe Warehouse

Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,430	12/02	2000 / 2001	98%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	77%	Michael’s

Shops at Orchard Place Skokie, IL	165,141	12/02	2000	99%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Factory Card Outlet

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Centers

University Crossings Mishawaka, IN	111,651	10/03	2003	95%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier One Imports
					Ross Medical Education Center
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	98%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)

Total	10,416,228			89%

As of March 31, 2010, we owned 18 investment properties through our joint ventures, comprised of 4 Single User, 7 Neighborhood Retail Centers, 3 Community Centers, 1 Lifestyle Center, and 3 Power Centers.  These investment properties are located in the states of Illinois (12), Maryland (1), Minnesota (1), Nevada (1), New Mexico (1), Pennsylvania (1) and Wisconsin (1).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Single User

Bank of America Hunt Valley, MD	377,332	07/08	1972/1997	100%	Bank of America

Bank of America Las Vegas, NV	85,708	07/08	1995	100%	Bank of America

Bank of America Rio Rancho, NM	76,768	07/08	1996	100%	Bank of America

Bank of America Moosic, PA	300,000	07/08	1995	100%	Bank of America

Neighborhood Retail Centers

Cobbler Crossing Elgin, IL	102,643	05/97	1993	95%	Jewel Food Stores

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	98%	MGM Liquor Warehouse
					Cub Foods
Mapleview Grayslake, IL	114,804	03/05	2000 / 2005	100%	Jewel Food Stores

Marketplace at Six Corners Chicago, IL	117,000	11/98	1997	100%	Jewel Food Store
					Marshall’s Dept. Store

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Neighborhood Retail Centers

Ravinia Plaza Orland Park, IL	101,384	11/06	1990	96% (2)	Borders
					Pier 1 Imports
					House of Brides
Regal Showplace Crystal Lake, IL	96,928	03/05	1998	100%	Regal Cinemas

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	94%	Jewel Food Store

Community Centers

Chatham Ridge Chicago, IL	175,991	02/00	1999	99%	Food 4 Less
					Marshall’s Dept. Store
					Bally Total Fitness
Greentree Centre & Outlot Caledonia, WI	169,268	02/05	1990/1993	97%	Pic n Save
					K-Mart
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	91% (2)	Walgreen's
					A.J. Wright
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods
Lifestyle Centers

Algonquin Commons Algonquin, IL	537,469	02/06	2004/2005	85% (2)	Relax Home Furniture
					PetSmart
					Office Max
					Border's
					Pottery Barn
					Old Navy
					DSW Warehouse
					Discovery
					Dick's Sporting Goods
					Trader Joe's
					Ulta
Power Center

Orland Park Place Orland Park, IL	599,360	04/05	1980/1999	90%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Sports Authority
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Anchor Tenants (1)

Power Center

Randall Square Geneva, IL	216,107	05/99	1999	89% (2)	Marshall’s Dept. Store
					Bed, Bath & Beyond
					Old Navy
					Factory Card Outlet
					Famous Footwear
					PetSmart
					Michaels Stores
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973, 1975 1997	98%	Toys R Us
					Luna Carpets
					Discovery Clothing
					Harlem Furniture
					REI
					Hobby Lobby
Total	3,662,702			94%

Total /Weighted Average	14,078,930			90%

(1)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(2)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(3)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.